                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-26471, 333-80121 and 333-88361.





                                             /s/  ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania
March 12, 2002